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                                                                    Exhibit 4.05


                                                                  EXECUTION COPY

                           NSM STEEL (DELAWARE), INC.
                             NSM STEEL COMPANY, LTD.

                 $225,594,000 12% Senior Mortgage Notes Due 2006

               12 1/4% Senior Subordinated Mortgage Notes Due 2008

                          REGISTRATION RIGHTS AGREEMENT

                                                                     Dated as of
                                                                  March 12, 1998

NatWest Capital Markets Limited
McDonald & Company Securities, Inc.
PaineWebber Incorporated
ECT Securities Corp.

c/o  Gleacher NatWest Inc.
       660 Madison Avenue
       New York, NY 10021

Dear Sirs:

            NSM Steel (Delaware) Inc. and NSM Steel Company, Ltd. (collectively, the "Note Issuers"), propose to issue and sell to NatWest Capital Markets Limited ("NatWest"), McDonald & Company Securities, Inc. ("McDonald"), PaineWebber Incorporated ("PaineWebber") and ECT Securities Corp ("ECT" and, together with NatWest, McDonald and ECT, the "Initial Purchasers"), upon the terms set forth in a purchase agreement of even date herewith (the "Purchase Agreement"), among the Note Issuers, the Company (as defined below) and the Initial Purchasers, $225,594,000 principal amount at maturity of 12% Senior Mortgage Notes Due 2006 (the "Senior Notes") and $175,010,000 (Gross Proceeds) Representing 203,500 Units (the "Units" and, together with the Senior Notes, the "Offered Securities") consisting of 12 1/4% Senior Subordinated Mortgage Notes Due 2008 (collectively, the "Senior Subordinated Notes" and, together with the Senior Notes, the "Notes") with warrants to purchase 128,834,356 ordinary shares, par value 10 Baht per share, of Nakornthai Strip Mill Public Company Limited (the "Company" and, together with the Note Issuers, the "Issuers"). In connection with, and concurrently with the consummation of, the issuance and sale of the Offered Securities, the Issuers propose to consummate (i) a private placement consisting

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of U.S. $53,133,016 aggregate principal amount at maturity of 12 3/4%
Subordinated Second Mortgage Debentures Due 2009 (the "Debentures") and (ii) private placements of Ordinary Shares in the aggregate.

            The Senior Notes will be irrevocably and unconditionally guaranteed as to principal, premium, interest and Additional Amounts (as defined in the Offering Document), if any, by the Company. The Senior Subordinated Notes will be irrevocably and unconditionally guaranteed as to principal, premium, interest and Additional Amounts, if any, by the Company. The Senior Notes will be issued under an indenture dated as of February 15, 1998 (the "Senior Note Indenture"), among the Note Issuers, the Company and The Chase Manhattan Bank ("Chase"), as trustee (the "Senior Notes Trustee"). The Senior Subordinated Notes will be issued pursuant to an indenture, to be dated as of February 15, 1998 (the "Senior Subordinated Note Indenture" and, together with the Senior Note Indenture, the "Indentures"), among the Note Issuers, the Company, and Chase, as trustee (the "Senior Subordinated Notes Trustee", and together with the Senior Notes Trustee, the "Trustees"). Payment of principal or interest and other amounts due, if any, on the Debentures will be irrevocably and unconditionally guaranteed on a subordinated secured basis by the Company. As an inducement to the Initial Purchasers to purchase the Offered Securities pursuant to the Purchase Agreement, the Company agrees with the Initial Purchasers, for the benefit of the holders of the Notes (including the Initial Purchasers), the Exchange Securities (as defined below) and the Private Exchange Securities (as defined below) (collectively, the "Holders"), as follows:

            1. Registered Exchange Offer. The Company shall, at its cost, prepare and, not later than 90 days after (or if the 90th day is not a business day, the first business day thereafter) the date of original issue of the Notes (the "Issue Date"), file with the Securities and Exchange Commission (the "Commission") a registration statement or statements (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act of 1933 (the "Securities Act"), with respect to a proposed offer (each, a "Registered Exchange Offer" and, collectively, the "Registered Exchange Offers") to the Holders of the Senior Notes and the Senior Subordinated Notes, as the case may be, who are not prohibited by any law or policy of the Commission from participating in the relevant Registered Exchange Offer, to issue and deliver to such Holders, in exchange for the Notes, a like aggregate principal amount of debt securities of the Note Issuers (the "Exchange Securities") held by such Holders issued under the relevant Indenture and identical in all material respects to the Senior Notes or the Senior Subordinated Notes (except for the transfer restrictions relating to such Notes), as the case may be, that would be registered under the Securities Act. The Company shall use reasonable efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act within 180 days (or if the 180th day is not a business day, the first business day thereafter) after the Issue Date of the Notes and shall keep the Exchange Offer Registration Statement effective for not less than 20 days (or longer, if required by applicable law) after the date notice of the Registered Exchange Offers is mailed to the Holders (such period being called the "Exchange Offer Registration Period").

            If the Company effects the Registered Exchange Offers, the Company will

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be entitled to close the Registered Exchange Offers 30 days after the commencement thereof provided that the Company has accepted all the Notes theretofore validly tendered in accordance with the terms of the relevant Registered Exchange Offer.

            Following the declaration of the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offers, it being the objective of such Registered Exchange Offers to enable each Holder of the Notes electing to exchange such Notes for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements with any person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offers) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.

            The Company acknowledges that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder that is a broker-dealer electing to exchange Notes acquired for its own account as a result of market-making activities or other trading activities for Exchange Securities (an "Exchanging Dealer") is required to deliver a prospectus containing the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section, and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to a Registered Exchange Offer and (ii) an Initial Purchaser that elects to sell Exchange Securities acquired in exchange for Notes constituting any portion of an unsold allotment is required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.

            The Company shall use reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided, however, that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer or an Initial Purchaser, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers and the Initial Purchasers have sold all Exchange Securities held by them (unless such period is extended pursuant to Section 3(j) below) and (ii) the Company shall make such prospectus and any amendment or supplement thereto, available to any

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broker-dealer for use in connection with any resale of any Exchange Securities for a period not less than 90 days after the consummation of the Registered Exchange Offers.

            If, upon consummation of the Registered Exchange Offer, any Initial Purchaser holds Senior Notes or Senior Subordinated Notes acquired by it as part of its initial distribution, the Company, simultaneously with the delivery of the Exchange Securities pursuant to the Registered Exchange Offer, shall issue and deliver to such Initial Purchaser upon the written request of such Initial Purchaser, in exchange (each, a "Private Exchange" and, collectively, the "Private Exchanges") for the Notes held by such Initial Purchaser, a like principal amount of debt securities of the Company issued under the relevant Indenture and identical in all material respects (including the existence of restrictions on transfer under the Securities Act and the securities laws of the several states of the United States) to the Senior Notes or the Senior Subordinated Notes (collectively, the "Private Exchange Securities"), as the case may be. The Notes, the Exchange Securities and the Private Exchange Securities are hereinafter collectively called the "Securities".

            In connection with each Registered Exchange Offer, the Company shall:

            (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

            (b) keep the Registered Exchange Offer open for not less than 20 days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;
            (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be one of the Trustees or an affiliate of such Trustee;

            (d) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

            (e)  otherwise comply with all applicable laws.

            As soon as practicable after the close of the Registered Exchange Offer or the Private Exchange, as the case may be, the Company shall:

            (x) accept for exchange all the Notes validly tendered and not withdrawn pursuant to the Registered Exchange Offer or the Private Exchange, as the case may be;

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            (y)  deliver  to the relevant  Trustee for  cancelation  all the Notes so accepted for exchange; and

            (z) cause the relevant Trustee to authenticate and deliver promptly, to each Holder that validly tendered the Notes, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Notes of such Holder so accepted for exchange.

         Each Indenture will provide that the Exchange Securities delivered in exchange for the relevant validly tendered Notes will not be subject to the transfer restrictions set forth in such Indenture. Each Indenture will also provide that all Securities outstanding under such Indenture will vote and consent together on all matters as one class and that none of the Securities subject to such Indenture will have the right to vote or consent as a separate class on any matter.

         Interest on each Exchange Security or Private Exchange Security issued pursuant to the Registered Exchange Offer or in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on such Notes, from the date of original issue of such Notes.

         Each Holder participating in a Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Notes or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Company or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities and (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.

         Notwithstanding any other provisions hereof, the Company will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any

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Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         2. Shelf Registration. If, (i) because of any change in law or in applicable interpretations thereof by the staff of the Commission, the Company is not permitted to effect the Registered Exchange Offers, as contemplated by
Section 1 hereof, (ii) the Registered Exchange Offers are not consummated within 210 days of the Issue Date, (iii) any Initial Purchaser so requests with respect to the Notes not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer or with respect to the Private Exchange Securities and, in each case, held by it following consummation of the Registered Exchange Offer or (iv) any Holder (other than an Exchanging Dealer) is not eligible to participate in the Registered Exchange Offer or, in the case of any Holder (other than an Exchanging Dealer) that participates in the Registered Exchange Offer, such Holder does not receive freely tradeable Exchange Securities on the date of the exchange, the Company shall take the following actions:

            (a) The Company shall, at its cost, as promptly as practicable (but in no event more than 45 days after so required or requested pursuant to this Section 2) file with the Commission and thereafter shall use reasonable efforts to cause to be declared effective, by the 245th day after the Issue Date, a registration statement or statements (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined in Section 6 hereof) by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the "Shelf Registration"); provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

            (b) The Company shall use reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, for a period of two years (or for such longer period if extended pursuant to Section 3(j) below) from the date of its effectiveness or such shorter period that will terminate when all the

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      Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) are eligible for sale under Rule 144(k) (or any successor provision) under the Securities Act. The Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is required by applicable law.

            (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) No Holder may include any of its Notes in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 30 days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or final prospectus or preliminary prospectus included therein. Each Holder of Notes as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

         3. Registration Procedures. In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

            (a) The Company shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereto and each supplement, if any, to the prospectus included therein and, in the event that an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registered Exchange Offer or the Shelf Registration, shall use reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as such Initial Purchaser reasonably may propose; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of

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      Distribution" section of the prospectus forming a part of the Exchange
      Offer Registration Statement and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; (iii) if requested by an Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of Exchange Securities received by such broker-dealer in such Registered Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchasers based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; and (v) in the case of a Shelf Registration Statement, include the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling securityholders.

            (b) The Company shall give written notice to the Initial Purchasers, the Holders of the Securities and any Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Registered Exchange Offers (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                  (i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                  (ii) of any request by the Commission for amendments or
            supplements to the Registration Statement or the prospectus included therein or for additional information;

                  (iii) of the issuance by the Commission of any stop order
            suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                  (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for

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            such purpose; and

                  (v) of the happening of any event that requires the Company to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus does not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

            (c) The Company shall make every reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

            (d) The Company shall furnish to each Holder of Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

            (e) The Company shall deliver to each Exchanging Dealer and each Initial Purchaser, and to any other Holder who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if any Initial Purchaser or any such Holder requests, all exhibits thereto (including those incorporated by reference, if any).

            (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

            (g) The Company shall deliver to each Initial Purchaser, any Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the

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      prospectus or any amendment or supplement thereto by any Initial
      Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

            (h) Prior to any public offering of the Securities pursuant to any Registration Statement, the Company shall use reasonable efforts to register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that the Company shall not be required to
      (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

            (i) The Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.

            (j) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 3(b) above during the period for which the Company is required to maintain an effective Registration Statement, the Company shall promptly prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer in accordance with paragraphs (ii) through (v) of Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers, the Holders of the Securities and any such Participating Broker-Dealers shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above, as the

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      case may be, shall be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this Section 3(j).

            (k) Not later than the effective date of the applicable Registration Statement, the Company will provide CUSIP numbers for the Notes, the Exchange Securities or the Private Exchange Securities, as the case may be, and provide the applicable Trustee with printed certificates for the Notes, the Exchange Securities or the Private Exchange Securities, as the case may be, in forms eligible for deposit with The Depository Trust Company.

            (l) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of Holdings' first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

            (m) The Company shall cause the Indentures to be qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), in a timely manner and containing such changes, if any, as shall be reasonably necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under either or both of the Indentures, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the relevant Indenture or Indentures.

            (n) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that unreasonably fails to furnish or update such information within a reasonable time after receiving such request.

            (o) The Company shall enter into such customary agreements and take all such other action, if any, as any Holder of the Securities shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Shelf Registration.

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                                                                              12


            (p) In the case of any Shelf Registration, the Company shall (i) make reasonably available for inspection by the Holders of the Securities, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders of the Securities or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders of the Securities or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that such persons shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons, unless and to the extent that
      (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities,
      (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to Federal securities laws in connection with the filing of the Shelf Registration Statement or the use of any prospectus) or (ii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard such information by such person; provided further, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by you and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in
      Section 4 hereof.

            (q) In the case of any Shelf Registration, the Company, if requested by any Holder of Securities covered thereby, shall cause (i) its counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to such Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement; (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities; and (iii) its independent public accountants to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

            (r) If a Registered Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Notes by Holders to the Note Issuers (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Note Issuers shall mark or cause to be marked on the Notes so exchanged that such Notes are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall the Notes be marked as paid or otherwise satisfied.

            (s) The Company shall use reasonable efforts to confirm that the ratings assigned to the initial sale of the Notes will apply to the Securities covered by a Registration Statement.

            (t) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirements of such Conduct Rules, including by (i) if Rule 2720 thereto shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Conduct Rules of the NASD.

            (u) The Company shall use reasonable efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

            (v) The Company may require a Holder of Securities to be included in a Registration Statement to furnish to the Company such information concerning the Holder and the distribution of such Securities as the Company may from time to time reasonably require for inclusion in such Registration Statement, and the Company may exclude from such Registration Statement and the Securities of any Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

            (w) In the case of a Shelf Registration pursuant to Section 2 hereof, each Holder of Securities agrees by acquisition of such Securities that, upon receipt of any notice of the Company pursuant to Section 3(b)(ii) through (v) hereof, such holder will forthwith discontinue disposition of such Securities covered by such Registration Statement until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(j) hereof, or until it is advised in writing by the Company that the use of the applicable Registration Statement may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Registration Statement.

         4. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance by the Company of its obligations under Sections 1 through 3 hereof (including the reasonable fees and expenses, if any, of Cravath, Swaine & Moore, counsel for the Initial Purchasers, incurred in connection with the Registered Exchange Offers), whether or not a Registered Exchange Offer or a Shelf Registration is filed or becomes effective, and, in the event of a Shelf Registration, shall bear or reimburse the Holders of the Securities covered thereby for the reasonable fees and disbursements of one firm of counsel designated by the Holders of a majority in principal amount of the Securities covered thereby to act as counsel for the Holders of the Securities in connection therewith, provided that such Holders shall be responsible for any and all underwriting discounts and commissions.

         5. Indemnification. (a) The Note Issuers and the Company severally and jointly agree to indemnify and hold harmless each Holder of the Securities, any Participating Broker-Dealer and each person, if any, who controls such Holder or such Participating Broker-Dealer within the meaning of the Securities Act or the Exchange Act (each Holder, any Participating Broker-Dealer and such controlling persons are referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which a given Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that
(i) the Company and the Note Issuers shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a

Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company or the Note Issuers by or on behalf of such Holder specifically for inclusion therein, (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Holder or Participating Broker-Dealer under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder or Participating Broker-Dealer results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus if the Company or the Note Issuers had previously furnished copies thereof to such Holder or Participating Broker-Dealer and (iii) the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party from whom the person asserting such losses, claims, damages, liabilities and judgments purchased securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the final prospectus and a copy of the final prospectus shall not have been furnished to such person in a timely manner due to the wrongful action or wrongful inaction of such Indemnified Party unless, in either case, such failure to deliver a final prospectus was a result of non-compliance by the Company with Section 3(d), 3(e), 3(f) or 3(g); provided further, however, that this indemnity agreement will be in addition to any liability which the Company or the Note Issuers may otherwise have to such Indemnified Party. The Note Issuers and the Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.

         (b) Each Holder of the Securities, severally and not jointly, will indemnify and hold harmless the Company and the Note Issuers and each person, if any, who controls the Company and/or the Note Issuers within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company and/or the Note Issuers by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company and/or the Note Issuers for any legal or other expenses reasonably incurred by the Company and/or the Note Issuers or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or the Note Issuers or any of their controlling persons.

         (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this
Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.
         (d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsections (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the exchange of the relevant Notes, pursuant to the relevant Registered Exchange Offer, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 5(d), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this subsection (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

         (e) The agreements contained in this Section 5 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancelation of this Agreement or any investigation made by or on behalf of any indemnified party.

         6. Additional Interest Under Certain Circumstances. (a) Additional interest (the "Additional Interest") with respect to the Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iv) below, a "Registration Default"):

            (i) If by the 91st day after the Issue Date, neither the Exchange Offer Registration Statement nor the Shelf Registration Statement, each with respect to a series of Notes, has been filed with the Commission;

            (ii) If by the 181st day after the Issue Date the Exchange Offer Registration

      Statement is not declared effective, or if applicable, the Shelf Registration Statement is not declared effective within 245 days following the Issue Date, each with respect to a series of Notes;

            (iii) If by the 211th day after the Issue Date, the relevant Registered Exchange Offer is not consummated and, if required in lieu thereof, the Shelf Registration Statement is not declared effective by the Commission, each with respect to a series of Notes; or

            (iv) If after either the Exchange Offer Registration Statement or the Shelf Registration Statement, each with respect to a series of Notes, is declared effective (A) such Registration Statement thereafter ceases to be effective (except as permitted in paragraph (b)); or (B) such Registration Statement or the related prospectus ceases to be usable (except as permitted in paragraph (b)) in connection with resales of Transfer Restricted Securities during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus to comply with the Securities Act or the Exchange Act or the respective rules thereunder.

      Additional Interest shall accrue on the applicable Notes and any Private Exchange Securities exchanged therefor with respect to the first 90-day period immediately following the occurrence of such Registration Default, by 0.50% per annum and will increase by an additional 0.50% per annum with respect to each subsequent 90-day period until such Registration Default has been cured, up to a maximum amount of 1.5% per annum with respect to all Registration Defaults. Following the cure of a Registration Default, the accrual of Additional Interest with respect to such Registration Default will cease and upon the cure of all Registration Defaults the interest rate will revert to the original rate.

            (b) A Registration Default referred to in Section 6(a)(iii)(B) shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if (i) such purported Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) the occurrence of other material events, with respect to the Company that would need to be described in such Shelf Registration

Statement or the related prospectus and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that if such purported Registration Default occurs in any case for a continuous period in excess of 30 days, Additional Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured or until the Company is no longer required pursuant to this Agreement to keep such Registration Statement effective or such Registration Statement or related prospectus usable.

            (c) Any amounts of Additional Interest due pursuant to clause
(a)(i), (a)(ii) or (a)(iii) of Section 6 above will be payable in cash on the regular interest payment dates with respect to the Securities. The amount of Additional Interest will be determined by multiplying the Additional Interest Rate by the principal amount of the Securities, multiplied by a fraction, the numerator of which is the number of days the Additional Interest Rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

            (d) "Transfer Restricted Securities" means each Security until (i) the date on which such Security has been exchanged by a person other than a broker-dealer for a freely transferrable Exchange Security in the Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of such Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

            7. Rules 144 and 144A. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Notes or Private Exchange Securities identified to the Company by the Initial Purchasers upon request. Upon the request of any Holder of Transfer Restricted Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

            8. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("Managing Underwriters") will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities to be included in such offering, subject to the consent of the Company (which will not be unreasonably withheld or delayed).

            No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

            9. Miscellaneous.

            (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company, the Initial Purchasers (if affected by such amendment, modification, supplement, waiver or consents) and the written consent of the Holders of a majority in principal amount of the Securities (taken as a class) affected by such amendment, modification, supplement, waivers or consents.

            (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

            (1) if to a Holder of the Securities, at the most current address given by such Holder to the Company in accordance with the provisions of this
Section 9(b), which address initially is, with respect to each Holder, the address of such Holder to which confirmation of the sale of the Securities to such Holder was first sent by the Initial Purchasers.

            (2) if to the Initial Purchasers, at the following address:

               NatWest Capital Markets Limited
               135 Bishopsgate London
               EC2M3UR  UK
               Telephone:
               Fax:

               Attention:  Alton Irby, Director

      with a copy to:

               Cravath, Swaine & Moore
               Worldwide Plaza
               825 Eighth Avenue
               New York, NY  10019-7475
               Telephone: (212) 474-1000
               Fax: (212) 474-3700
               Attention:  Stephen L. Burns, Esq.

         (3) if to the Company, at its address as follows:

               Nakornthai Strip Mill Public Company Limited
               Chonburi Industrial Estate (Bowin)
               358 M006, Highway 331, Sriarcha
               Chonburi 20230 Thailand
               Telephone: 6638-345950-84 Ext. 260
               Fax: 6638-345985
               Attention:  John W. Schultes

      with a copy to:

               White & Case LLP
               1155 Avenue of the Americas
               New York, NY  10036
               Telephone: (212) 819-8200
               Fax: (212) 354-8113
               Attention:  Timothy Goodell, Esq.

            All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

            (c) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

            (d) Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

            (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

            (h) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

            (i) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

            (j) Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement, the Company (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed CT Corporation of New York ("CT Corporation") (and any successor entity), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement that may be instituted in any Federal or state court in the State of New York or brought under Federal or state securities laws, and acknowledges that CT Corporation has accepted such designation, (ii) submits to the nonexclusive jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon CT Corporation and written notice of said service to the Company, as the case may be, shall be deemed in every respect effective service of process upon it in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT Corporation in full force and effect for 10 years from the date of this Agreement. To the extent that the Company may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of this Agreement, to the fullest extent permitted by law.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Initial Purchasers and the Company in accordance with its terms.

                                       Very truly yours,


                                       NSM STEEL (DELAWARE) INC.


                                       By: /s/ John W. Shultes
                                          --------------------------------
                                          Title: President/CEO


                                       NSM STEEL COMPANY, LTD.


                                       By: /s/ John W. Shultes
                                          --------------------------------
                                          Title: President/CEO


                                       NAKORNTHAI   STRIP  MILL   PUBLIC
                                       COMPANY LIMITED


                                       By: /s/ John W. Shultes
                                          --------------------------------
                                          Title: President/CEO

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

NATWEST CAPITAL MARKETS LIMITED
MCDONALD & COMPANY SECURITIES, INC.
PAINEWEBBER INCORPORATED
ECT SECURITIES CORP.

      By: NatWest Capital Markets Limited

      By: /s/ A.R. Irby
         --------------------------------
         Title:  Director

                                                                         ANNEX A


            Each broker-dealer that receives Exchange Securities for its own account pursuant to a Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Notes where such Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B

         Each broker-dealer that receives Exchange Securities for its own account in exchange for Notes, where such Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See Annex C, "Plan of Distribution."

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION

            Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Notes where such Notes were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date, it will make this Prospectus, as amended or supplemented, available to any broker-dealer for use
in connection with any such resale. In addition, until    , 199 , all dealers
effecting transactions in the Exchange Securities may be required to deliver a prospectus.1

            The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to a Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

            For a period of 180 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incidental to the Exchange Offer (including


----------
(1) In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Exchange Offer Prospectus.

the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                                                         ANNEX D


|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:
              ------------------------------------------------
         Address:
                 ---------------------------------------------

                 ---------------------------------------------

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.